THE RODNEY SQUARE
                   STRATEGIC FIXED-INCOME FUND

                 Supplement dated January 1, 1999
                     to the Fund's Prospectus
                        dated June 29, 1998


Effective January 1, 1999, Provident Distributors, Inc. replaced Rodney Square Distributors, Inc. as the distributor of the Fund's shares. The address of Provident Distributors, Inc., which is not affiliated with Wilmington Trust Company or its affiliates, is Four Falls Corporate Center, West Conshohocken, Pennsylvania 19428.